TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES—93.3% of Net Assets
ASSET-BACKED SECURITIES—9.9%
321 Henderson Receivables LLC (17-1A-A) 3.99%(1)	08/16/60	$219,815	$255,730
Aimco CLO, Ltd. 1.53%(1),(2)	10/15/31	1,000,000	1,000,500
AMUR Finance I LLC (13-1) 10.00%(3),(4)	01/25/22	776,156	77,616
AMUR Finance I LLC (13-2) 10.00%(3),(4)	03/20/24	89,228	32,961
Bayview Commercial Asset Trust (03-2-A) 1.02% (1 mo. USD LIBOR + 0.870%)(1),(5)	12/25/33	323,636	306,834
Bayview Commercial Asset Trust (04-1-A) 0.69% (1 mo. USD LIBOR + 0.540%)(1),(5)	04/25/34	275,225	274,543
Bayview Commercial Asset Trust (04-2-A) 0.79% (1 mo. USD LIBOR + 0.645%)(1),(5)	08/25/34	269,339	262,486
Bayview Commercial Asset Trust (04-3-A1) 0.70% (1 mo. USD LIBOR + 0.555%)(1),(5)	01/25/35	146,176	143,688
Brazos Higher Education Authority, Inc. (10-1-A2) 1.45% (3 mo. USD LIBOR + 1.200%)(5)	02/25/35	2,200,000	2,209,272
Cedar Funding CLO, Ltd. (20-12A-A) 0.00% (3 mo. USD LIBOR + 1.270%)(1),(5),(4)	10/25/32	1,375,000	1,376,719
CIT Education Loan Trust (07-1-A) 0.32% (3 mo. USD LIBOR + 0.090%)(1),(5)	03/25/42	614,865	585,626
CoreVest American Finance Trust (19-1-XA) (I/O) 2.35%(1),(2)	03/15/52	1,886,436	139,485
CoreVest American Finance Trust (20-1-A2) 2.30%(1)	03/15/50	470,000	475,082
CoreVest American Finance Trust (20-3-XA) (I/O) 3.61%(1),(2)	08/15/53	2,050,000	325,788
CoreVest American Finance Trust (20-3-XB) (I/O) 2.56%(1),(2)	08/15/53	1,650,000	276,944
Dryden CLO, Ltd. (20-85A-A1) 0.00% (3 mo. USD LIBOR + 1.350%)(1),(5),(4)	10/15/32	1,375,000	1,375,687
Education Loan Asset-Backed Trust I (13-1-A2) 0.95% (1 mo. USD LIBOR + 0.800%)(1),(5)	04/26/32	1,260,000	1,251,056
EFS Volunteer No 2 LLC (12-1-A2) 1.50% (1 mo. USD LIBOR + 1.350%)(1),(5)	03/25/36	1,272,631	1,286,391
GCO Education Loan Funding Master Trust II (06-2AR-A1RN) 0.83% (1 mo. USD LIBOR + 0.650%)(1),(5)	08/27/46	2,024,394	1,932,950
Global SC Finance SRL (14-1A-A2) 3.09%(1)	07/17/29	166,750	169,398
Goal Capital Funding Trust (06-1-B) 0.70% (3 mo. USD LIBOR + 0.450%)(5)	08/25/42	214,049	186,867
Higher Education Funding I (14-1-A) 1.30% (3 mo. USD LIBOR + 1.050%)(1),(5)	05/25/34	417,084	416,515
Magnetite VII, Ltd. (12-7A-A1R2) 1.08% (3 mo. USD LIBOR + 0.800%)(1),(5)	01/15/28	410,000	405,933
Nelnet Student Loan Trust (14-4A-A2) 1.13% (1 mo. USD LIBOR + 0.950%)(1),(5)	11/25/48	575,000	564,234
North Carolina State Education Assistance Authority (11-1-A3) 1.14% (3 mo. USD LIBOR + 0.900%)(5)	10/25/41	1,551,395	1,510,581
OHA Credit Funding, Ltd. (20-7A-A) 0.00% (3 mo. USD LIBOR + 1.250%)(1),(4),(5)	10/19/32	1,400,000	1,401,750
Palmer Square CLO, Ltd. (18-1A-A1) 1.30% (3 mo. USD LIBOR + 1.030%)(1),(5)	04/18/31	600,000	590,760
Palmer Square Loan Funding Ltd. (20-2A-A2) 1.82% (3 mo. USD LIBOR + 1.550%)(1),(5)	04/20/28	350,000	347,469
Scholar Funding Trust (12-B-A2) 1.24% (1 mo. USD LIBOR + 1.100%)(1),(5)	03/28/46	676,240	659,975
SLC Student Loan Trust (04-1-B) 0.57% (3 mo. USD LIBOR + 0.290%)(5)	08/15/31	288,269	257,216
SLC Student Loan Trust (06-1-B) 0.46% (3 mo. USD LIBOR + 0.210%)(5)	03/15/55	385,015	339,016
SLM Student Loan Trust (04-2-B) 0.71% (3 mo. USD LIBOR + 0.470%)(5)	07/25/39	328,284	298,889
SLM Student Loan Trust (05-9-B) 0.54% (3 mo. USD LIBOR + 0.300%)(5)	01/25/41	394,501	355,414
SLM Student Loan Trust (07-6-B) 1.09% (3 mo. USD LIBOR + 0.850%)(5)	04/27/43	126,205	114,467
SLM Student Loan Trust (07-7-B) 0.99% (3 mo. USD LIBOR + 0.750%)(5)	10/27/70	150,000	143,148
SLM Student Loan Trust (08-2-B) 1.44% (3 mo. USD LIBOR + 1.200%)(5)	01/25/83	225,000	205,324
SLM Student Loan Trust (08-3-B) 1.44% (3 mo. USD LIBOR + 1.200%)(5)	04/26/83	225,000	200,720
SLM Student Loan Trust (08-4-B) 2.09% (3 mo. USD LIBOR + 1.850%)(5)	04/25/73	515,000	468,963
SLM Student Loan Trust (08-5-B) 2.09% (3 mo. USD LIBOR + 1.850%)(5)	07/25/73	260,000	238,041
SLM Student Loan Trust (08-6-B) 2.09% (3 mo. USD LIBOR + 1.850%)(5)	07/26/83	225,000	203,281
SLM Student Loan Trust (08-7-B) 2.09% (3 mo. USD LIBOR + 1.850%)(5)	07/26/83	305,000	274,366
SLM Student Loan Trust (08-8-B) 2.49% (3 mo. USD LIBOR + 2.250%)(5)	10/25/75	260,000	250,464
SLM Student Loan Trust (08-9-B) 2.49% (3 mo. USD LIBOR + 2.250%)(5)	10/25/83	260,000	249,792
Store Master Funding I-VII (19-1-A2) 3.65%(1)	11/20/49	506,167	520,181
Structured Receivables Finance LLC (10-A-B) 7.61%(1)	01/16/46	564,739	647,292

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Structured Receivables Finance LLC (10-B-B) 7.97%(1)	08/15/36	$341,056	$399,872
Student Loan Consolidation Center (02-2-B2) 0.00% (28 day Auction Rate)(1),(4),(5)	07/01/42	1,250,000	1,103,955
Vermont Student Assistance Corp. (12-1-A) 0.85% (1 mo. USD LIBOR + 0.700%)(5)	07/28/34	195,937	192,229
Voya CLO, Ltd. (14-3A-A1R) 0.96% (3 mo. USD LIBOR + 0.720%)(1),(5)	07/25/26	516,927	515,085

Total Asset-backed Securities (Cost: $27,199,279)			26,820,555

MORTGAGE-BACKED SECURITIES—49.8%
Commercial Mortgage-backed Securities—Agency—5.6%
Fannie Mae , Pool #AN6243 3.46%	09/01/37	780,000	931,961
Fannie Mae, Pool #AN9040 3.50%	04/01/30	305,000	360,514
Fannie Mae, Pool #464400 5.97%	01/01/40	425,715	520,492
Fannie Mae, Pool #464398 5.97%	01/01/40	561,944	687,050
Fannie Mae, Pool #AN3542 3.41%	11/01/46	1,139,659	1,307,517
Fannie Mae (11-M5-A2) (ACES)(I/O) 1.17%(2)	07/25/21	3,050,602	18,548
Fannie Mae (16-M11-X2) (I/O) 2.82%(2)	07/25/39	2,560,619	103,336
Fannie Mae (19-M29-X4) (I/O) 0.70%(2)	03/25/29	7,900,000	357,987
Fannie Mae (20-M10-X1) (I/O) 1.92%(2)	12/25/30	1,374,237	189,184
Freddie Mac Multifamily Structured Pass Through Certificates (K023-X3) (I/O) 1.75%(2)	10/25/40	12,555,000	377,434
Freddie Mac Multifamily Structured Pass Through Certificates (K032-X3) (I/O) 1.71%(2)	10/25/41	4,020,000	164,967
Freddie Mac Multifamily Structured Pass Through Certificates (K039-X3) (I/O) 2.18%(2)	08/25/42	3,110,000	236,000
Freddie Mac Multifamily Structured Pass Through Certificates (K057-X1) (I/O) 1.32%(2)	07/25/26	5,313,694	310,699
Freddie Mac Multifamily Structured Pass Through Certificates (K722-X1) (I/O) 1.44%(2)	03/25/23	16,700,389	406,472
Freddie Mac Multifamily Structured Pass Through Certificates (K735-X3) (I/O) 2.23%(2)	05/25/47	3,750,000	398,441
Freddie Mac Multifamily Structured Pass Through Certificates (Q013-XPT2) (I/O) 1.81%	05/25/27	4,200,000	191,461
Freddie Mac Multifamily Structured Pass-Through Certificates (19-P002-X) (I/O) 1.01%(2)	07/25/33	1,295,000	143,880
Freddie Mac Multifamily Structured Pass-Through Certificates (K-1511-A3) 3.54%	03/25/34	1,280,000	1,561,944
Freddie Mac Multifamily Structured Pass-Through Certificates (K015-X3) (I/O) 2.90%(2)	08/25/39	4,000,000	89,207
Freddie Mac Multifamily Structured Pass-Through Certificates (K021-X3) (I/O) 2.03%(2)	07/25/40	3,475,000	113,342
Freddie Mac Multifamily Structured Pass-Through Certificates (K022-X3) (I/O) 1.87%(2)	08/25/40	2,500,000	78,286
Freddie Mac Multifamily Structured Pass-Through Certificates (K025-X3) (I/O) 1.81%(2)	11/25/40	5,400,000	183,141
Freddie Mac Multifamily Structured Pass-Through Certificates (K027-X3) (I/O) 1.76%(2)	01/25/41	4,095,000	145,283
Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X1) (I/O) 0.32%(2)	04/25/23	57,085,171	289,664
Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X3) (I/O) 1.72%(2)	07/25/41	4,500,000	178,639
Freddie Mac Multifamily Structured Pass-Through Certificates (K034-X1) (I/O) 0.22%(2)	07/25/23	27,212,115	74,626
Freddie Mac Multifamily Structured Pass-Through Certificates (K040-X3) (I/O) 2.10%(2)	11/25/42	4,875,000	356,839
Freddie Mac Multifamily Structured Pass-Through Certificates (K049-X3) (I/O) 1.60%(2)	10/25/43	2,330,000	153,202
Freddie Mac Multifamily Structured Pass-Through Certificates (K060-X3) (I/O) 1.96%(2)	12/25/44	2,500,000	246,653
Freddie Mac Multifamily Structured Pass-Through Certificates (K070-X3) (I/O) 2.11%(2)	12/25/44	2,550,000	306,820
Freddie Mac Multifamily Structured Pass-Through Certificates (K726-X1) (I/O) 1.02%(2)	04/25/24	13,800,190	337,469
Freddie Mac Multifamily Structured Pass-Through Certificates (K728-X3) (I/O) 2.02%(2)	11/25/45	3,455,000	242,117
Freddie Mac Multifamily Structured Pass-Through Certificates (K732-X3) (I/O) 2.25%(2)	05/25/46	2,400,000	221,267
Freddie Mac Multifamily Structured Pass-Through Certificates (KC05-X1) (I/O) 1.20%(2)	06/25/27	7,988,099	471,557
Freddie Mac Multifamily Structured Pass-Through Certificates (KIR1-X) (I/O) 1.20%(2)	03/25/26	8,644,344	426,260
Freddie Mac Multifamily Structured Pass-Through Certificates (KLU2-X1) (I/O) 1.16%(2)	08/25/29	4,985,632	360,628
Freddie Mac Multifamily Structured Pass-Through Certificates (KS11-XFX) (I/O) 1.76%(2)	06/25/29	2,290,000	247,345
Freddie Mac Multifamily Structured Pass-Through Certificates (KW01-X3) (I/O) 4.20%(2)	03/25/29	690,000	120,241
Freddie Mac Multifamily Structured Pass-Through Certificates (KW02-X3) (I/O) 2.94%(2)	01/25/27	865,000	128,467
Freddie Mac Multifamily Structured Pass-Through Certificates (KW03-X3) (I/O) 3.15%(2)	08/25/30	865,000	144,627
Freddie Mac Multifamily Structured Pass-Through Certificates (Q006-APT1) 2.67%(2)	07/25/26	1,120,100	1,147,157
Freddie Mac Multifamily Structured Pass-Through Certificates (Q010-XPT2) (I/O) 0.36%	08/25/24	6,888,428	59,199

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Ginnie Mae (12-139-IO) (I/O) 0.77%(2)	02/16/53	$7,013,068	$221,896
Ginnie Mae (13-52-IO) (I/O) 0.66%(2)	02/16/55	11,751,731	186,820
Ginnie Mae (09-114-IO) (I/O) 0.04%(2)	10/16/49	5,312,378	801
Ginnie Mae (10-148-IO) (I/O) 0.52%(2)	09/16/50	7,219,862	65,477
Ginnie Mae (11-10-IO) (I/O) 0.00%(4),(2)	12/16/45	3,168,283	1,650
Ginnie Mae (11-105-IO) (I/O) 0.00%(4),(2)	09/16/51	8,208,666	12,485
Ginnie Mae (11-152-IO) (I/O) 0.19%(2)	08/16/51	3,211,632	13,197
Ginnie Mae (11-42-IO) (I/O) 0.00%(4),(2)	08/16/50	5,651,198	8,380
Ginnie Mae (12-4-IO) (I/O) 0.04%(2)	05/16/52	7,697,633	22,369
Ginnie Mae (14-103-IO) (I/O) 0.36%(2)	05/16/55	4,591,156	77,563
Ginnie Mae (14-125-IO) (I/O) 0.92%(2)	11/16/54	3,362,987	160,550

Total Commercial Mortgage-backed Securities—Agency (Cost: $17,711,070)			15,161,111

Commercial Mortgage-backed Securities—Non-Agency—9.6%
Arbor Multifamily Mortgage Securities Trust (20-MF1-A5) 2.76%(1)	05/15/53	705,000	775,105
BAMLL Commercial Mortgage Securities Trust (18-PARK-A) 4.23%(1),(2)	08/10/38	590,000	695,894
BBCMS Mortgage Trust (17-C1-XA) (I/O) 1.66%(2)	02/15/50	4,009,938	285,500
BBCMS Mortgage Trust (18-C2-A5) 4.31%	12/15/51	430,000	516,335
BBCMS Mortgage Trust (20-C6-F5TB) 3.69%(1),(2)	02/15/53	250,000	246,975
BBCMS Trust (15-SRCH-D) 5.12%(1),(2)	08/10/35	150,000	164,487
Benchmark Mortgage Trust (18-B2-A5) 3.88%(2)	02/15/51	350,000	409,118
Benchmark Mortgage Trust (19-B10-3CCB) 4.03%(1),(2)	03/15/62	435,000	395,790
Benchmark Mortgage Trust (20-B17-A5) 2.29%	03/15/53	1,040,000	1,110,376
BX Trust (19-OC11-A) 3.20%(1)	12/09/41	265,000	282,468
CALI Mortgage Trust (19-101C-A) 3.96%(1)	03/10/39	680,000	801,539
CALI Mortgage Trust (19-101C-E) 4.47%(1),(2)	03/10/39	315,000	324,550
Citigroup Commercial Mortgage Trust (12-GC8-XA) (I/O) 1.92%(1),(2),(6)	09/10/45	3,095,615	80,862
Citigroup Commercial Mortgage Trust (14-GC21-XD) (I/O) 1.52%(1),(2)	05/10/47	5,456,382	208,814
Citigroup Commercial Mortgage Trust (15-GC35-XA) (I/O) 0.98%(2)	11/10/48	7,139,811	205,112
Citigroup Commercial Mortgage Trust (19-PRM-X) (I/O) 1.33%(1),(2)	05/10/36	14,000,000	509,202
COMM Mortgage Trust (12-LC4-XB) (I/O) 0.58%(1),(2)	12/10/44	18,671,016	138,789
COMM Mortgage Trust (13-CR11-XA) (I/O) 1.09%(2)	08/10/50	9,818,284	232,703
COMM Mortgage Trust (13-CR12-XA) (I/O) 1.29%(2)	10/10/46	9,375,484	273,082
COMM Mortgage Trust (13-LC13-XA) (I/O) 1.29%(2)	08/10/46	8,186,591	219,564
COMM Mortgage Trust (14-CR18-XA) (I/O) 1.15%(2)	07/15/47	6,757,427	208,804
COMM Mortgage Trust (14-CR21-XA) (I/O) 1.01%(2)	12/10/47	17,623,954	531,343
COMM Mortgage Trust (20-CBM-XCP) (I/O) 0.59%(1),(2)	02/10/37	6,870,000	135,678
CPT Mortgage Trust (19-CPT-A) 2.87%(1)	11/13/39	1,165,000	1,276,902
CSAIL Commercial Mortgage Trust (19-C17-A4) 2.76%	09/15/52	700,000	762,939
DC Office Trust (19-MTC-A) 2.97%(1)	09/15/45	550,000	609,508
GS Mortgage Securities Corp. Trust (20-UPTN-XA) (I/O) 0.35%(1),(2)	02/10/37	3,150,000	44,821
GS Mortgage Securities Trust (11-GC3-X) (I/O) 0.66%(1),(2)	03/10/44	10,905,930	19,525
GS Mortgage Securities Trust (12-GC6-XB) (I/O) 0.26%(1),(2),(6)	01/10/45	17,397,372	45,959
GS Mortgage Securities Trust (12-GCJ7-XB) (I/O) 0.60%(1),(2)	05/10/45	34,082,467	206,329
GS Mortgage Securities Trust (14-GC18-XB) (I/O) 0.27%(2)	01/10/47	66,563,000	345,539
GS Mortgage Securities Trust (16-GS2-XA) (I/O) 1.79%(2)	05/10/49	5,588,471	337,697
Hudson Yards Mortgage Trust (19-30HY-A) 3.23%(1)	07/10/39	560,000	631,033
Hudson Yards Mortgage Trust (19-55HY-A) 3.04%(1),(2)	12/10/41	550,000	611,175
Hudson Yards Mortgage Trust (19-55HY-F) 3.04%(1),(2)	12/10/41	150,000	133,478
ILPT Trust (19-SURF-A) 4.15%(1)	02/11/41	240,000	275,298
JPMBB Commercial Mortgage Securities Trust (14-C24-XA) (I/O) 1.06%(2)	11/15/47	8,024,404	194,833
JPMBB Commercial Mortgage Securities Trust (14-C21-XA) (I/O) 1.16%(2)	08/15/47	1,889,485	55,059
JPMBB Commercial Mortgage Securities Trust (14-C23-XA) (I/O) 0.78%(2)	09/15/47	11,080,013	228,051
JPMCC Commercial Mortgage Securities Trust (17-JP5-XA) (I/O) 1.16%(2)	03/15/50	13,611,139	626,386
JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-XB) (I/O) 0.61%(1),(2)	02/15/46	53,787,856	215,931
JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-XA) (I/O) 1.58%(1),(2),(6)	07/05/32	4,387,915	93,585
JPMorgan Chase Commercial Mortgage Securities Trust (12-LC9-XA) (I/O) 1.64%(2)	12/15/47	6,891,556	175,982
JPMorgan Chase Commercial Mortgage Securities Trust (13-LC11-XA) (I/O) 1.39%(2)	04/15/46	22,573,506	583,018
JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-A) 3.40%(1)	06/05/39	585,000	666,246
JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-C) 3.75%(1),(2)	06/05/39	150,000	165,541
Manhattan West (20-1MW-A) 2.13%(1)	09/10/39	695,000	722,057
MFT Mortgage Trust (20-B6-C) 3.39%(1),(2)	08/10/40	220,000	203,436

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
MFT Trust (20-ABC-C) 3.48%(1),(2)	02/10/42	$175,000	$169,569
MFT Trust (20-ABC-D) 3.48%(1),(2)	02/10/42	180,000	167,108
MKT Mortgage Trust (20-525M-A) 2.69%(1)	02/12/40	335,000	356,938
Morgan Stanley Bank of America Merrill Lynch Trust (15-C22-XA) (I/O) 1.19%(2)	04/15/48	9,115,658	311,830
Morgan Stanley Bank of America Merrill Lynch Trust (15-C24-XA) (I/O) 0.87%(2)	05/15/48	10,188,522	301,461
Morgan Stanley Bank of America Merrill Lynch Trust (16-C31-XA) (I/O) 1.53%(2)	11/15/49	7,578,424	447,810
Morgan Stanley Capital I Trust (12-C4-XA) (I/O) 2.24%(1),(2),(6)	03/15/45	5,315,465	104,847
Morgan Stanley Capital I Trust (19-L2-A3) 3.81%	03/15/52	460,000	526,780
Morgan Stanley Capital I Trust (19-L2-A4) 4.07%	03/15/52	980,000	1,170,660
Morgan Stanley Capital I Trust (20-CNP-A) 2.51%(1),(2)	04/05/42	650,000	683,566
One Bryant Park Trust (19-OBP-A) 2.52%(1)	09/15/54	1,295,000	1,388,536
SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2A) 3.66%(1),(2)	01/05/43	390,000	400,272
SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2B) 4.14%(1),(2)	01/05/43	155,000	146,102
UBS Commercial Mortgage Trust (12-C1-XA) (I/O) 2.25%(1),(2),(6)	05/10/45	5,100,240	108,482
UBS Commercial Mortgage Trust (17-C5-XA) (I/O) 1.15%(2)	11/15/50	7,256,334	368,236
UBS-Barclays Commercial Mortgage Trust (12-C3-XA) (I/O) 1.98%(1),(2)	08/10/49	13,387,788	381,209
UBS-Barclays Commercial Mortgage Trust (13-C5-XA) (I/O) 1.08%(1),(2)	03/10/46	13,054,519	224,548
Wells Fargo Commercial Mortgage Trust (12-LC5-XA) (I/O) 1.90%(1),(2)	10/15/45	5,112,416	143,535
WFRBS Commercial Mortgage Trust (12-C8-XA) (I/O) 1.96%(1),(2),(6)	08/15/45	4,232,085	98,628
WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O) 2.04%(1),(2)	11/15/45	2,515,445	76,319
WFRBS Commercial Mortgage Trust (13-C14-XA) (I/O) 0.85%(2)	06/15/46	8,499,018	122,934
WFRBS Commercial Mortgage Trust (13-C16-XA) (I/O) 0.83%(2)	09/15/46	12,449,319	208,830
WFRBS Commercial Mortgage Trust (14-C24-XA) (I/O) 0.98%(2)	11/15/47	5,479,835	145,296

Total Commercial Mortgage-backed Securities—Non-Agency (Cost: $29,457,995)			26,035,914

Residential Mortgage-backed Securities—Agency—1.2%
Fannie Mae , Pool #AN9293 3.71%	09/01/30	575,000	691,052
Fannie Mae (04-53-QV) (I/O) (I/F) 1.59%(5)	02/25/34	480,521	3,998
Fannie Mae (07-42-SE) (I/O) (I/F) 5.96% (-1.00 x 1 mo. USD LIBOR + 6.110%)(5)	05/25/37	88,982	12,739
Fannie Mae (07-48-SD) (I/O) (I/F) 5.95% (-1.00 x 1 mo. USD LIBOR + 6.100%)(5)	05/25/37	1,384,748	291,285
Fannie Mae (09-69-CS) (I/O) (I/F) 6.60% (-1.00 x 1 mo. USD LIBOR + 6.750%)(5)	09/25/39	253,166	46,672
Freddie Mac (1673-SD) (I/F) (PAC) 17.95% (-2.15 x T10Y + 19.391%)(5)	02/15/24	45,668	54,427
Freddie Mac (1760-ZD) 0.17% (1 x T10Y - 0.500%)(5)	02/15/24	98,610	97,747
Freddie Mac (2990-JK) (I/F) 21.39% (-1.00 x 1 mo. USD LIBOR + 22.004%)(5)	03/15/35	73,673	91,622
Freddie Mac (3122-SG) (I/O) (I/F) (TAC) (PAC) 5.48% (-1.00 x 1 mo. USD LIBOR + 5.630%)(5)	03/15/36	2,105,438	426,339
Freddie Mac (3239-SI) (I/O) (I/F) (PAC) 6.50% (-1.00 x 1 mo. USD LIBOR + 6.650%)(5)	11/15/36	487,339	120,895
Freddie Mac (3323-SA) (I/O) (I/F) 5.96% (-1.00 x 1 mo. USD LIBOR + 6.110%)(5)	05/15/37	94,960	13,635
Freddie Mac (3459-JS) (I/O) (I/F) 6.10% (-1.00 x 1 mo. USD LIBOR + 6.250%)(5)	06/15/38	174,411	37,485
Freddie Mac (4030-HS) (I/O) (I/F) 6.46% (-1.00 x 1 mo. USD LIBOR + 6.610%)(5)	04/15/42	1,042,793	220,371
Ginnie Mae (06-35-SA) (I/O) (I/F) 6.44% (-1.00 x 1 mo. USD LIBOR + 6.600%)(5)	07/20/36	1,398,220	334,709
Ginnie Mae (06-61-SA) (I/O) (I/F) (TAC) 4.59% (-1.00 x 1 mo. USD LIBOR + 4.750%)(5)	11/20/36	2,346,600	325,661
Ginnie Mae (08-58-TS) (I/O) (I/F) (TAC) 6.24% (-1.00 x 1 mo. USD LIBOR + 6.400%)(5)	05/20/38	1,123,953	119,131
Ginnie Mae (16-153-IO) (I/O) 3.50%	11/20/46	2,990,605	375,061

Total Residential Mortgage-backed Securities—Agency (Cost: $2,145,856)			3,262,829

Residential Mortgage-backed Securities—Non-Agency—33.4%
ACE Securities Corp. (04-IN1-A1) 0.79% (1 mo. USD LIBOR + 0.640%)(5)	05/25/34	474,785	439,770
ACE Securities Corp. (07-ASP1-A2C) 0.41% (1 mo. USD LIBOR + 0.260%)(5)	03/25/37	1,430,454	850,401
Adjustable Rate Mortgage Trust (05-4-6A22) 3.35%(2),(7)	08/25/35	523,163	316,634
Adjustable Rate Mortgage Trust (06-1-2A1) 3.99%(2),(7)	03/25/36	416,144	298,902

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Ajax Mortgage Loan Trust (19-F-A2) 3.50%(1)	07/25/59	$1,300,000	$1,340,263
Asset-Backed Funding Certificates (07-NC1-A2) 0.45% (1 mo. USD LIBOR + 0.300%)(1),(5)	05/25/37	1,264,412	1,208,338
Asset-Backed Securities Corp. Home Equity (06-HE3-A5) 0.42% (1 mo. USD LIBOR + 0.270%)(5)	03/25/36	1,425,000	1,386,338
Asset-Backed Securities Corp. Home Equity (07-HE1-A1B) 0.30% (1 mo. USD LIBOR + 0.150%)(5),(7)	12/25/36	556,323	535,415
Banc of America Alternative Loan Trust (05-10-1CB1) 0.55% (1 mo. USD LIBOR + 0.400%)(5),(7)	11/25/35	617,958	507,410
Banc of America Funding Corp. (15-R3-6A2) 0.35%(1),(2)	05/27/36	1,957,384	1,815,133
Banc of America Funding Trust (06-3-4A14) 6.00%	03/25/36	363,246	384,382
Banc of America Funding Trust (06-3-5A3) 5.50%(7)	03/25/36	194,698	186,098
Banc of America Funding Trust (14-R5-1A1) 1.81% (6 mo. USD LIBOR + 1.500%)(1),(5)	09/26/45	727,496	719,224
Banc of America Funding Trust (15-R4-2A1) 0.38% (1 mo. USD LIBOR + 0.205%)(1),(5)	02/25/37	850,763	828,765
BCMSC Trust (00-A-A4) 8.29%(2)	06/15/30	3,316,690	985,692
Bear Stearns Adjustable Rate Mortgage Trust (03-7-9A) 3.96%(2)	10/25/33	354,595	346,482
Bear Stearns Adjustable Rate Mortgage Trust (05-9-A1) 2.41% (1 year Treasury Constant Maturity Rate + 2.300%)(5)	10/25/35	203,573	204,836
Bear Stearns Adjustable Rate Mortgage Trust (07-4-22A1) 3.59%(2),(7)	06/25/47	1,082,644	1,047,018
Bear Stearns ALT-A Trust (05-3-4A3) 3.00%(2)	04/25/35	514,001	506,728
Bear Stearns Asset-Backed Securities Trust (05-AC6-1A3) 5.50%(2)	09/25/35	496,841	509,128
Bear Stearns Asset-Backed Securities Trust (06-IM1-A1) 0.38% (1 mo. USD LIBOR + 0.230%)(5)	04/25/36	275,300	380,995
Bear Stearns Mortgage Funding Trust (07-AR3-1X) (I/O) 0.50%(3)	03/25/37	34,793,488	886,173
Centex Home Equity Loan Trust (05-A-AF5) 5.78%	01/25/35	287,326	285,191
CIM Trust (17-8-A1) 3.00%(1),(2)	12/25/65	729,089	731,211
CIM Trust (18-R2-A1) 3.69%(1),(2),(7)	08/25/57	804,551	784,263
CIM Trust (18-R4-A1) 4.07%(1),(2)	12/26/57	1,051,885	1,090,188
CIM Trust (19-R1-A) 3.25%(1),(2)	10/25/58	1,138,224	1,058,881
Citigroup Mortgage Loan Trust, Inc. (05-11-A2A) 2.53% (1 year Treasury Constant Maturity Rate + 2.400%)(5)	10/25/35	312,216	315,872
Citigroup Mortgage Loan Trust, Inc. (05-8-1A1A) 2.93%(2),(7)	10/25/35	822,649	754,943
Citigroup Mortgage Loan Trust, Inc. (14-10-2A2) 0.43% (1 mo. USD LIBOR + 0.250%)(1),(5)	07/25/37	1,760,303	1,707,144
CitiMortgage Alternative Loan Trust (06-A3-1A7) 6.00%(7)	07/25/36	787,515	813,389
CitiMortgage Alternative Loan Trust (06-A5-1A8) 6.00%(7)	10/25/36	845,913	844,524
Conseco Finance Securitizations Corp. (99-6-A1) 7.36%(1),(2)	06/01/30	1,461,746	845,177
Conseco Financial Corp. (96-6-M1) 7.95%(2)	09/15/27	165,932	177,193
Conseco Financial Corp. (96-7-M1) 7.70%(2)	09/15/26	349,083	360,017
Conseco Financial Corp. (98-3-A6) 6.76%(2)	03/01/30	64,106	64,339
Conseco Financial Corp. (98-4-A5) 6.18%	04/01/30	150,566	150,715
Conseco Financial Corp. (98-4-A6) 6.53%(2)	04/01/30	91,598	93,812
Conseco Financial Corp. (98-4-A7) 6.87%(2)	04/01/30	96,991	99,614
Countrywide Alternative Loan Trust (05-20CB-4A1) 5.25%(7)	07/25/20	1,453	1,452
Countrywide Alternative Loan Trust (06-8T1-1A2) (I/O) 5.35% (1 mo. USD LIBOR + 5.500%)(3),(5)	04/25/36	5,969,453	1,501,688
Countrywide Asset-Backed Certificates (07-13-2A1) 1.05% (1 mo. USD LIBOR + 0.900%)(5)	10/25/47	646,668	631,290
Countrywide Home Loans (04-HYB4-B1) 3.08%(2)	09/20/34	589,485	255,077
Countrywide Home Loans (06-14-X) (I/O) 0.13%(3),(2)	09/25/36	15,357,417	60,768
Countrywide Home Loans (06-HYB2-1A1) 3.91%(2),(7)	04/20/36	833,164	668,750
Credit Suisse First Boston Mortgage Securities Corp. (04-AR5-11A2) 0.89% (1 mo. USD LIBOR + 0.740%)(5)	06/25/34	120,821	119,316
Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1) 6.50%(7)	01/25/36	1,126,053	587,091
Credit Suisse Mortgage Capital Certificates (06-6-1A8) 6.00%(7)	07/25/36	577,903	445,615
Credit-Based Asset Servicing and Securitization LLC (03-CB3-AF1) 3.38%	12/25/32	451,014	460,039
Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2) 3.20%	01/25/36	1,253,712	1,024,298
Credit-Based Asset Servicing and Securitization LLC (06-CB2-AF2) 3.20%	12/25/36	2,283,140	1,835,895
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2B) 3.85%	02/25/37	1,045,114	871,620
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C) 3.85%	02/25/37	1,026,837	856,280
Credit-Based Asset Servicing and Securitization LLC (07-CB3-A3) 3.56%	03/25/37	1,352,318	719,953
CSMC Trust (19-RPL2-A1A) 4.34%(1)	11/25/58	1,084,323	1,072,934
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AB2-A2) 5.04%(2),(7)	06/25/36	1,501,681	1,460,269
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6) 0.34% (1 mo. USD LIBOR + 0.190%)(5),(7)	02/25/37	512,026	462,982

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
DSLA Mortgage Loan Trust (06-AR2-2A1A) 0.36% (1 mo. USD LIBOR + 0.200%)(5)	10/19/36	$439,541	$383,765
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF11-2A3) 0.30% (1 mo. USD LIBOR + 0.150%)(5)	08/25/36	1,327,003	1,167,213
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF13-A2C) 0.31% (1 mo. USD LIBOR + 0.160%)(5)	10/25/36	867,579	698,712
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D) 0.36% (1 mo. USD LIBOR + 0.210%)(5)	12/25/37	776,716	719,099
First Horizon Alternative Mortgage Securities Trust (05-AA10-2A1) 3.06%(2),(7)	12/25/35	371,707	322,215
Greenpoint Manufactured Housing (00-1-A4) 8.14%(2)	03/20/30	662,429	600,615
GSAA Home Equity Trust (06-13-AF6) 6.04%	07/25/36	1,400,203	663,824
GSC Capital Corp. Mortgage Trust (06-2-A1) 0.33% (1 mo. USD LIBOR + 0.180%)(5),(7)	05/25/36	311,025	290,582
GSR Mortgage Loan Trust (05-AR3-6A1) 3.66%(2)	05/25/35	261,732	247,976
HSI Asset Loan Obligation Trust (07-2-2A12) 6.00%	09/25/37	443,928	423,456
Indymac INDX Mortgage Loan Trust (04-AR6-5A1) 3.19%(2)	10/25/34	375,953	378,759
Indymac INDX Mortgage Loan Trust (05-AR19-A1) 3.04%(2)	10/25/35	527,128	459,693
Indymac INDX Mortgage Loan Trust (06-AR13-A4X) (I/O) 2.40%(2),(3)	07/25/36	211,983	2,336
Indymac INDX Mortgage Loan Trust (06-AR9-1A1) 3.62%(2)	06/25/36	706,073	545,209
Indymac INDX Mortgage Loan Trust (07-AR5-2A1) 3.40%(2),(7)	05/25/37	933,078	865,951
Indymac INDX Mortgage Loan Trust (07-FLX2-A1C) 0.34% (1 mo. USD LIBOR + 0.190%)(5)	04/25/37	2,051,990	1,886,092
JPMorgan Alternative Loan Trust (06-A2-5A1) 3.56%(2),(7)	05/25/36	549,133	415,970
JPMorgan Mortgage Acquisition Corp. (05-FRE1-A2F3) 3.13%	10/25/35	7,164	7,152
JPMorgan Mortgage Acquisition Trust (06-WF1-A5) 6.41%	07/25/36	2,275,652	1,057,365
JPMorgan Mortgage Acquisition Trust (07-CH4-A4) 0.31% (1 mo. USD LIBOR + 0.160%)(5)	01/25/36	120,442	120,148
JPMorgan Mortgage Trust (04-A6-5A1) 3.82%(2)	12/25/34	293,293	277,815
JPMorgan Mortgage Trust (07-S2-1A1) 5.00%	06/25/37	150,140	88,323
JPMorgan Resecuritization Trust (15-4-1A5) 0.37% (1 mo. USD LIBOR + 0.190%)(1),(5)	06/26/47	1,863,000	1,609,177
JPMorgan Resecuritization Trust (15-4-2A2) 3.99%(1),(2),(7)	06/26/47	4,230,388	2,732,757
Legacy Mortgage Asset Trust (19-GS4-A1) 3.44%(1),(7)	05/25/59	1,128,609	1,098,023
Lehman Mortgage Trust (06-7-2A5) (I/O) 6.40% (1 mo. USD LIBOR + 6.550%)(3),(5)	11/25/36	3,330,450	1,138,789
Lehman XS Trust (06-10N-1A3A) 0.36% (1 mo. USD LIBOR + 0.210%)(5),(7)	07/25/46	709,480	690,152
Lehman XS Trust (06-12N-A31A) 0.35% (1 mo. USD LIBOR + 0.200%)(5)	08/25/46	958,657	905,483
Long Beach Mortgage Loan Trust (04-4-M1) 1.05% (1 mo. USD LIBOR + 0.900%)(5)	10/25/34	775,068	762,548
MASTR Alternative Loan Trust (06-2-2A2) (I/O) 6.95% (1 mo. USD LIBOR + 7.100%)(3),(5)	03/25/36	5,936,144	1,614,196
MASTR Alternative Loans Trust (07-HF1-4A1) 7.00%(7)	10/25/47	1,093,327	721,821
MASTR Asset-Backed Securities Trust (06-NC1-A4) 0.75% (1 mo. USD LIBOR + 0.600%)(5)	01/25/36	47,463	46,056
MASTR Asset-Backed Securities Trust (07-HE1-A4) 0.43% (1 mo. USD LIBOR + 0.280%)(5)	05/25/37	2,000,000	1,535,904
Merrill Lynch Alternative Note Asset Trust (07-OAR2-A2) 0.36% (1 mo. USD LIBOR + 0.210%)(5)	04/25/37	1,157,012	1,045,888
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B) 0.28% (1 mo. USD LIBOR + 0.130%)(5),(7)	06/25/37	630,463	460,510
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2C) 0.33% (1 mo. USD LIBOR + 0.180%)(5),(7)	06/25/37	1,287,392	947,935
Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1) 2.52% (1 year Treasury Constant Maturity Rate + 2.400%)(5),(7)	08/25/36	210,645	199,186
Mid-State Trust (04-1-B) 8.90%	08/15/37	248,391	282,170
Mid-State Trust (04-1-M1) 6.50%	08/15/37	248,391	263,603
Morgan Stanley ABS Capital I, Inc. Trust (06-HE3-A1) 0.29% (1 mo. USD LIBOR + 0.140%)(5)	04/25/36	433,215	411,164
Morgan Stanley ABS Capital I, Inc. Trust (07-15AR-4A1) 3.16%(2)	11/25/37	420,336	425,096
New Century Home Equity Loan Trust (05-B-A2D) 0.55% (1 mo. USD LIBOR + 0.400%)(5)	10/25/35	363,548	362,883
Nomura Asset Acceptance Corp. (06-AR1-1A) 4.26%(2)	02/25/36	817,144	770,706
Oakwood Mortgage Investors, Inc. (00-A-A4) 8.15%(2)	09/15/29	1,773,662	868,570
Oakwood Mortgage Investors, Inc. (00-D-A4) 7.40%(2)	07/15/30	706,311	274,976
Oakwood Mortgage Investors, Inc. (01-C-A3) 6.61%(2)	06/15/31	1,671,028	384,509
Oakwood Mortgage Investors, Inc. (01-D-A3) 5.90%(2)	09/15/22	749,731	567,794
Oakwood Mortgage Investors, Inc. (01-D-A4) 6.93%(2)	09/15/31	434,378	357,145
Oakwood Mortgage Investors, Inc. (02-A-A3) 6.03%(2)	05/15/24	170,302	174,746
Oakwood Mortgage Investors, Inc. (98-A-M) 6.83%(2)	05/15/28	77,962	78,926
Oakwood Mortgage Investors, Inc. (99-B-A4) 6.99%	12/15/26	141,909	144,566

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Oakwood Mortgage Investors, Inc. (99-E-A1) 7.61%(2)	03/15/30	$813,340	$663,734
Popular ABS Mortgage Pass-Through Trust (05-6-A4) 3.58%	01/25/36	320,800	323,141
RALI Series Trust (06-QS13-1A2) (I/O) 7.01% (1 mo. USD LIBOR + 7.160%)(3),(5)	09/25/36	3,742,971	755,041
RALI Series Trust (06-QS7-A2) 6.00%(7)	06/25/36	529,116	498,529
RASC Series Trust (05-KS11-M1) 0.55% (1 mo. USD LIBOR + 0.400%)(5)	12/25/35	2,283	2,287
RBSSP Resecuritization Trust (12-6-4A2) 0.51% (1 mo. USD LIBOR + 0.330%)(1),(5)	01/26/36	2,208,698	2,135,452
Residential Accredit Loans, Inc. (05-QA7-A1) 2.30%(2),(7)	07/25/35	931,257	804,973
Residential Accredit Loans, Inc. (05-QA8-CB21) 3.83%(2),(7)	07/25/35	463,401	346,049
Residential Accredit Loans, Inc. (06-QA10-A2) 0.33% (1 mo. USD LIBOR + 0.180%)(5),(7)	12/25/36	712,048	665,476
Residential Accredit Loans, Inc. (06-QS1-A3) (PAC) 5.75%(7)	01/25/36	416,143	389,276
Residential Accredit Loans, Inc. (06-QS11-AV) (I/O) 0.35%(3),(2)	08/25/36	9,981,347	132,336
Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O) 0.76%(3),(2)	06/25/36	4,571,470	105,205
Residential Accredit Loans, Inc. (06-QS8-A3) 6.00%(7)	08/25/36	893,898	875,859
Residential Accredit Loans, Inc. (07-QS2-AV) (I/O) 0.33%(3),(2)	01/25/37	11,456,779	121,008
Residential Accredit Loans, Inc. (07-QS3-AV) (I/O) 0.35%(3),(2)	02/25/37	12,038,801	144,065
Residential Accredit Loans, Inc. (07-QS6-A62) (TAC) 5.50%(7)	04/25/37	266,488	252,269
Residential Asset Securitization Trust (05-A15-4A1) 6.00%	02/25/36	1,001,980	548,118
Residential Asset Securitization Trust (07-A5-AX) (I/O) 6.00%(3)	05/25/37	2,034,845	392,664
Residential Funding Mortgage Securities (06-S9-AV) (I/O) 0.34%(2),(3)	09/25/36	26,982,208	310,228
Saxon Asset Securities Trust (07-3-2A4) 0.64% (1 mo. USD LIBOR + 0.490%)(5)	09/25/47	2,926,000	2,506,800
Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2C) 0.37% (1 mo. USD LIBOR + 0.220%)(5)	01/25/37	4,614,000	3,137,065
Soundview Home Loan Trust (06-1-A4) 0.45% (1 mo. USD LIBOR + 0.300%)(5)	02/25/36	486,774	482,901
Structured Adjustable Rate Mortgage Loan Trust (05-20-1A1) 3.28%(2),(7)	10/25/35	216,517	206,598
Structured Adjustable Rate Mortgage Loan Trust (07-9-2A1) 3.52%(2),(7)	10/25/47	347,999	278,503
Structured Asset Mortgage Investments II Trust (06-AR4-5A1) 0.33% (1 mo. USD LIBOR + 0.180%)(5),(7)	06/25/36	984,986	868,627
WAMU Asset-Backed Certificates (07-HE1-2A3) 0.30% (1 mo. USD LIBOR + 0.150%)(5)	01/25/37	1,983,583	1,236,883
Wells Fargo Alternative Loan Trust (07-PA2-2A2) (I/O) 5.92% (1 mo. USD LIBOR + 6.070%)(3),(5)	06/25/37	2,610,784	357,314
Wells Fargo Mortgage-Backed Securities Trust (07-AR3-A4) 4.03%(2),(7)	04/25/37	218,239	206,565

Total Residential Mortgage-backed Securities—Non-Agency (Cost: $82,387,298)			90,140,430

Total Mortgage-backed Securities (Cost: $131,702,219)			134,600,284

CORPORATE BONDS—30.1%

Aerospace/Defense—0.2%
BAE Systems Holdings, Inc. 2.85%(1)	12/15/20	500,000	501,394

Agriculture—0.5%
BAT Capital Corp.
2.73%	03/25/31	130,000	129,671
4.54%	08/15/47	130,000	139,651
Reynolds American, Inc. 5.85%	08/15/45	975,000	1,191,070

			1,460,392

Airlines—0.6%
America West Airlines, Inc. Pass-Through Certificates (00-2-A1) (EETC) 7.71%	10/02/22	119,518	121,183
America West Airlines, Inc. Pass-Through Certificates (01-1) (EETC) 7.10%	10/02/22	141,414	138,589
Delta Air Lines, Inc. Pass-Through Certificates (02-1G1) (EETC) 6.72%	07/02/24	320,538	307,717
JetBlue Pass-Through Certificates (20-1A) 4.00%	05/15/34	800,000	823,392
US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC) 6.25%	10/22/24	377,071	340,286

			1,731,167

Auto Manufacturers—1.8%
Daimler Finance North America LLC 1.18% (3 mo. USD LIBOR + 0.900%)(1),(5)	02/15/22	700,000	702,652
Ford Motor Credit Co. LLC
1.50% (3 mo. USD LIBOR + 1.270%)(5)	03/28/22	345,000	329,581
2.34%	11/02/20	140,000	140,000
3.20%	01/15/21	1,525,000	1,524,638
3.34%	03/28/22	645,000	643,268
General Motors Co. 4.88%	10/02/23	150,000	163,381
General Motors Financial Co., Inc.
3.15%	06/30/22	180,000	184,910
3.20%	07/06/21	90,000	91,380
3.45%	04/10/22	55,000	56,504
4.20%	11/06/21	95,000	98,060
4.38%	09/25/21	906,000	934,874

			4,869,248

Banks—3.3%
Bank of America Corp.
1.32% (SOFR + 1.150%)(5)	06/19/26	255,000	256,775
2.88% (3 mo. USD LIBOR + 1.190%)(5)	10/22/30	190,000	205,546
4.08% (3 mo. USD LIBOR + 3.150%)(5)	03/20/51	395,000	488,453

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Citigroup, Inc.
2.57% (SOFR + 2.107%)(5)	06/03/31	$470,000	$493,649
4.41% (SOFR + 3.914%)(5)	03/31/31	440,000	528,488
Comerica, Inc. 5.63% (U.S. 5 year Treasury Constant Maturity Rate + 5.291%)(5)	12/31/99	395,000	415,738
Goldman Sachs Group, Inc. (The)
3.69% (3 mo. USD LIBOR + 1.510%)(5)	06/05/28	180,000	201,656
3.81% (3 mo. USD LIBOR + 1.158%)(5)	04/23/29	250,000	285,334
HSBC Holdings PLC 2.01% (SOFR + 1.732%)(5)	09/22/28	685,000	679,691
JPMorgan Chase & Co.
2.18% (SOFR + 1.890%)(5)	06/01/28	505,000	527,882
3.56% (3 mo. USD LIBOR + 0.730%)(5)	04/23/24	535,000	574,034
Lloyds Banking Group PLC (United Kingdom)
3.87% (1 year Treasury Constant Maturity Rate + 3.500%)(5)	07/09/25	285,000	310,570
3.90%	03/12/24	405,000	440,541
Santander UK Group Holdings PLC (United Kingdom) 3.37% (3 mo. USD LIBOR + 1.080%)(5)	01/05/24	435,000	454,863
Santander UK PLC (United Kingdom) 3.40%	06/01/21	975,000	995,044
Wells Fargo & Co.
2.39% (SOFR+ 2.100%)(5)	06/02/28	320,000	334,364
2.57% (3 mo. USD LIBOR + 1.000%)(5)	02/11/31	625,000	655,569
2.88% (3 mo. USD LIBOR + 1.170%)(5)	10/30/30	195,000	209,249
3.07% (SOFR + 2.530%)(5)	04/30/41	390,000	409,793
5.01% (3 mo. USD LIBOR + 4.240%)(5)	04/04/51	280,000	385,236

			8,852,475

Beverages—0.4%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc. 4.90%	02/01/46	704,000	870,737
Bacardi, Ltd.
4.70%(1)	05/15/28	15,000	17,454
5.30%(1)	05/15/48	205,000	257,759

			1,145,950

Biotechnology—0.2%
Amgen, Inc. 4.40%	05/01/45	110,000	136,121
Emergent BioSolutions, Inc. 3.88%(1)	08/15/28	275,000	276,768

			412,889

Chemicals—0.3%
International Flavors & Fragrances, Inc. 5.00%	09/26/48	410,000	508,980
Nutrition & Biosciences, Inc. 3.47%(1)	12/01/50	300,000	303,745

			812,725

Commercial Services—0.6%
Emory University 2.14%	09/01/30	260,000	272,824
IHS Markit, Ltd.
4.00%(1)	03/01/26	73,000	81,564
4.75%(1)	02/15/25	370,000	420,120
5.00%(1)	11/01/22	711,000	764,160

			1,538,668

Computers—0.2%
Apple, Inc. 3.00%	11/13/27	400,000	452,715
Dell International LLC / EMC Corp. 4.42%(1)	06/15/21	48,000	49,141

			501,856

Diversified Financial Services—1.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
3.65%	07/21/27	120,000	110,049
3.88%	01/23/28	130,000	120,753
3.95%	02/01/22	415,000	420,360
4.13%	07/03/23	135,000	137,853
4.50%	05/15/21	300,000	305,753
Air Lease Corp. 3.50%	01/15/22	490,000	502,796
Avolon Holdings Funding, Ltd.
2.88%(1)	02/15/25	305,000	279,975
3.95%(1)	07/01/24	85,000	81,444
5.13%(1)	10/01/23	30,000	29,969
5.25%(1)	05/15/24	25,000	25,082
GE Capital International Funding Co. Unlimited Co. (Ireland) 4.42%	11/15/35	1,115,000	1,170,972
Park Aerospace Holdings, Ltd.
4.50%(1)	03/15/23	250,000	247,879
5.50%(1)	02/15/24	470,000	473,936
Raymond James Financial, Inc. 5.63%	04/01/24	650,000	750,779

			4,657,600

Electric—0.5%
FirstEnergy Transmission LLC 4.35%(1)	01/15/25	750,000	834,353
Puget Energy, Inc. 6.00%	09/01/21	500,000	524,132

			1,358,485

Engineering & Construction—0.4%
Heathrow Funding, Ltd. (United Kingdom) 4.88%(1)	07/15/23	700,000	717,456
PowerTeam Services LLC 9.03%(1)	12/04/25	410,000	434,243

			1,151,699

Entertainment—0.2%
Churchill Downs, Inc. 4.75%(1)	01/15/28	240,000	241,756
Colt Merger Sub, Inc. 6.25%(1)	07/01/25	273,000	285,715

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Live Nation Entertainment, Inc. 4.75%(1)	10/15/27	$135,000	$126,647

			654,118

Environmental Control—0.4%
Clean Harbors, Inc. 5.13%(1)	07/15/29	275,000	298,718
GFL Environmental, Inc. (Canada)
3.75%(1)	08/01/25	250,000	251,850
5.13%(1)	12/15/26	157,000	162,372
Waste Pro USA, Inc. 5.50%(1)	02/15/26	430,000	436,405

			1,149,345

Food—0.9%
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. 5.50%(1)	01/15/30	25,000	27,243
Kraft Heinz Foods Co.
4.38%	06/01/46	345,000	354,548
4.88%(1)	10/01/49	700,000	737,971
5.00%	07/15/35	85,000	98,203
5.00%	06/04/42	328,000	359,688
6.38%	07/15/28	210,000	258,872
7.13%(1)	08/01/39	140,000	189,846
Kroger Co. (The) 4.45%	02/01/47	60,000	74,228
Lamb Weston Holdings, Inc. 4.63%(1)	11/01/24	120,000	125,400
Pilgrim’s Pride Corp. 5.88%(1)	09/30/27	250,000	260,019

			2,486,018

Forest Products & Paper—0.2%
Clearwater Paper Corp. 4.75%(1)	08/15/28	475,000	477,736

Healthcare-Products—0.1%
Hologic, Inc. 4.63%(1)	02/01/28	320,000	338,400

Healthcare-Services—2.4%
Anthem, Inc. 3.65%	12/01/27	430,000	490,568
Catalent Pharma Solutions, Inc. 4.88%(1)	01/15/26	285,000	291,715
Centene Corp.
3.00%	10/15/30	949,000	969,356
3.38%	02/15/30	43,000	44,612
4.63%	12/15/29	186,000	200,872
5.38%(1)	08/15/26	157,000	166,781
Encompass Health Corp. 4.75%	02/01/30	425,000	431,898
HCA, Inc.
5.00%	03/15/24	565,000	632,986
5.25%	06/15/49	397,000	487,151
5.63%	09/01/28	100,000	114,750
Humana, Inc.
2.90%	12/15/22	435,000	455,341
4.95%	10/01/44	125,000	165,870
Molina Healthcare, Inc. 5.38%	11/15/22	140,000	146,562
NYU Hospitals Center 4.43%	07/01/42	700,000	817,296
Tenet Healthcare Corp.
4.63%	07/15/24	234,000	235,404
4.88%(1)	01/01/26	223,000	227,326
5.13%(1)	11/01/27	525,000	540,592

			6,419,080

Household Products/Wares—0.1%
Spectrum Brands, Inc.
5.75%	07/15/25	135,000	139,691
6.13%	12/15/24	135,000	139,011

			278,702

Insurance—1.0%
Berkshire Hathaway Finance Corp. 4.25%	01/15/49	330,000	429,784
Farmers Exchange Capital 7.05%(1)	07/15/28	500,000	612,523
Farmers Insurance Exchange 4.75% (3 mo. USD LIBOR + 3.231%)(1),(5)	11/01/57	5,000	5,214
Nationwide Mutual Insurance Co. 2.54% (3 mo. USD LIBOR + 2.290%)(1),(5)	12/15/24	1,000,000	1,000,028
Teachers Insurance & Annuity Association of America 3.30%(1)	05/15/50	520,000	533,875

			2,581,424

Machinery-Diversified—0.1%
Titan Acquisition, Ltd. / Titan Co-Borrower LLC 7.75%(1)	04/15/26	140,000	139,377

Media—1.1%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50%(1)	08/15/30	436,000	458,912
4.50%(1)	05/01/32	127,000	132,720
5.38%(1)	06/01/29	265,000	287,496
Charter Communications Operating LLC / Charter Communications Operating Capital
4.91%	07/23/25	150,000	173,403
6.48%	10/23/45	150,000	199,860
CSC Holdings LLC
5.38%(1)	02/01/28	25,000	26,469
6.50%(1)	02/01/29	550,000	610,844
Sirius XM Radio, Inc. 3.88%(1)	08/01/22	130,000	131,706
Virgin Media Secured Finance PLC (United Kingdom)
5.50%(1)	08/15/26	200,000	208,875
5.50%(1)	05/15/29	225,000	241,884
Walt Disney Co. (The)
2.65%	01/13/31	65,000	70,235
3.60%	01/13/51	435,000	492,066

			3,034,470

Mining—0.3%
Corp. Nacional del Cobre de Chile 3.63%(8)	08/01/27	350,000	384,398
Indonesia Asahan Aluminium Persero PT 6.53%(1)	11/15/28	300,000	366,450

			750,848

Miscellaneous Manufacturers—0.8%
General Electric Co.
0.76% (3 mo. USD LIBOR + 0.480%)(5)	08/15/36	2,400,000	1,637,040
6.75%	03/15/32	350,000	440,682

			2,077,722

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Oil & Gas—1.4%
Antero Resources Corp.
5.00%	03/01/25	$496,000	$310,930
5.13%	12/01/22	125,000	102,109
BP Capital Markets America, Inc. 3.63%	04/06/30	255,000	293,227
Endeavor Energy Resources LP / EER Finance, Inc. 5.50%(1)	01/30/26	52,000	51,707
EQT Corp. 3.90%	10/01/27	140,000	129,150
Gulfport Energy Corp. 6.38%	05/15/25	35,000	21,478
Hess Corp. 4.30%	04/01/27	380,000	398,730
Pertamina Persero PT (Indonesia) 3.10%(1)	08/27/30	200,000	208,000
Petrobras Global Finance BV 5.09%	01/15/30	286,000	300,901
Petroleos del Peru S.A. 4.75%(8)	06/19/32	200,000	216,750
Petroleos Mexicanos
5.95%(1)	01/28/31	180,000	149,922
6.63%	06/15/35	385,000	316,970
6.75%	09/21/47	75,000	57,300
6.95%(1)	01/28/60	130,000	100,721
7.69%(1)	01/23/50	365,000	306,874
Petronas Capital, Ltd. 3.50%(1)	04/21/30	200,000	224,372
Range Resources Corp. 4.88%	05/15/25	310,000	279,925
Transocean Pontus, Ltd. 6.13%(1)	08/01/25	79,560	71,540
Transocean Poseidon, Ltd. 6.88%(1)	02/01/27	314,000	253,235

			3,793,841

Oil & Gas Services—0.2%
Transocean Proteus, Ltd. 6.25%(1)	12/01/24	126,750	113,758
USA Compression Partners LP / USA Compression Finance Corp.
6.88%	04/01/26	162,000	160,886
6.88%	09/01/27	127,000	126,151

			400,795

Packaging & Containers—0.4%
Amcor Finance USA, Inc. 3.63%	04/28/26	400,000	445,858
Ball Corp. 4.00%	11/15/23	90,000	95,873
Graphic Packaging International LLC 4.75%(1)	07/15/27	130,000	142,350
Matthews International Corp. 5.25%(1)	12/01/25	160,000	152,000
Sealed Air Corp.
4.00%(1)	12/01/27	25,000	26,156
5.50%(1)	09/15/25	140,000	156,215

			1,018,452

Pharmaceuticals—2.2%
AbbVie, Inc.
4.05%(1)	11/21/39	65,000	74,705
4.25%(1)	11/21/49	400,000	473,986
4.45%	05/14/46	153,000	183,224
4.88%	11/14/48	275,000	349,352
Bausch Health Cos, Inc. (Canada) 7.00%(1)	03/15/24	385,000	398,860
Bayer US Finance II LLC
4.25%(1)	12/15/25	175,000	200,538
4.38%(1)	12/15/28	690,000	811,302
4.63%(1)	06/25/38	375,000	448,989
4.88%(1)	06/25/48	425,000	529,093
Cigna Corp.
3.88%	10/15/47	170,000	189,611
4.13%	11/15/25	750,000	861,156
CVS Health Corp. 5.05%	03/25/48	1,125,000	1,436,827

			5,957,643

Pipelines—1.5%
Cheniere Energy Partners LP 5.25%	10/01/25	25,000	25,600
Enbridge Energy Partners LP 5.88%	10/15/25	50,000	59,764
Energy Transfer Operating LP
3.75%	05/15/30	170,000	165,092
5.00%	05/15/50	325,000	301,051
NGPL PipeCo LLC 4.38%(1)	08/15/22	190,000	197,351
Pipeline Funding Co. LLC 7.50%(1)	01/15/30	455,650	619,866
Plains All American Pipeline LP / PAA Finance Corp. 3.80%	09/15/30	500,000	486,231
Rockies Express Pipeline LLC 4.95%(1)	07/15/29	425,000	414,035
Sunoco Logistics Partners Operations LP 5.40%	10/01/47	831,000	784,614
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 6.88%	01/15/29	127,000	136,355
Texas Eastern Transmission LP 2.80%(1)	10/15/22	300,000	309,035
TransMontaigne Partners LP / TLP Finance Corp. 6.13%	02/15/26	115,000	119,313
Williams Partners LP 6.30%	04/15/40	300,000	371,313

			3,989,620

REIT—1.6%
Boston Properties LP 3.25%	01/30/31	260,000	280,619
CyrusOne LP / CyrusOne Finance Corp.
2.90%	11/15/24	280,000	297,342
3.45%	11/15/29	1,045,000	1,134,818
GLP Capital LP / GLP Financing II, Inc.
5.30%	01/15/29	210,000	235,091
5.38%	04/15/26	721,000	800,436
5.75%	06/01/28	345,000	394,885
HCP, Inc. 4.25%	11/15/23	15,000	16,392
Hudson Pacific Properties LP 3.95%	11/01/27	275,000	296,271
Lexington Realty Trust 2.70%	09/15/30	275,000	280,959
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 5.63%	05/01/24	135,000	143,475
Piedmont Operating Partnership LP 3.40%	06/01/23	425,000	440,410

			4,320,698

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Retail—0.8%
Alimentation Couche-Tard, Inc. (Canada)
2.70%(1)	07/26/22	$140,000	$144,490
3.80%(1)	01/25/50	390,000	432,871
FirstCash, Inc. 4.63%(1)	09/01/28	275,000	280,672
Starbucks Corp. 2.25%	03/12/30	275,000	285,761
Walgreens Boots Alliance, Inc.
3.45%	06/01/26	755,000	825,572
4.80%	11/18/44	225,000	246,953

			2,216,319

Savings & Loans—0.1%
Nationwide Building Society (United Kingdom) 3.77% (3 mo. USD LIBOR + 1.064%)(1),(5)	03/08/24	275,000	292,472

Semiconductors—0.3%
Intel Corp. 4.75%	03/25/50	650,000	899,910

Software—0.1%
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%(1)	03/01/25	25,000	25,482
SS&C Technologies, Inc. 5.50%(1)	09/30/27	210,000	223,434

			248,916

Telecommunications—3.1%
AT&T, Inc.
3.30%	02/01/52	335,000	319,649
4.75%	05/15/46	530,000	624,557
4.80%	06/15/44	160,000	191,531
4.85%	03/01/39	348,000	419,105
5.25%	03/01/37	705,000	882,427
C&W Senior Financing DAC 6.88%(1)	09/15/27	200,000	208,265
Intelsat Jackson Holdings S. A. (Luxembourg)
8.50%(1),(9)	10/15/24	535,000	347,750
9.75%(1),(9)	07/15/25	321,000	211,046
Koninklijke KPN NV (Netherlands) 8.38%	10/01/30	140,000	204,022
Level 3 Financing, Inc.
4.63%(1)	09/15/27	166,000	170,863
5.38%	05/01/25	190,000	196,367
Qwest Corp. 7.25%	09/15/25	250,000	288,753
SES Global Americas Holdings GP 5.30%(1)	03/25/44	675,000	716,276
Sprint Corp. 7.88%	09/15/23	373,000	429,183
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
3.36%(1)	03/20/23	172,500	174,418
4.74%(1)	09/20/29	800,000	867,500
T-Mobile USA, Inc.
3.88%(1)	04/15/30	175,000	198,777
4.38%(1)	04/15/40	350,000	410,610
4.50%	02/01/26	113,000	117,000
4.75%	02/01/28	186,000	199,437
6.00%	03/01/23	44,000	44,169
6.00%	04/15/24	263,000	268,836
Vodafone Group PLC (United Kingdom) 4.88%	06/19/49	759,000	947,131

			8,437,672

Transportation—0.1%
Empresa de Transporte de Pasajeros Metro S.A. 3.65%(1)	05/07/30	200,000	222,125

Total Corporate Bonds (Cost: $77,486,467)			81,180,251

MUNICIPAL BONDS—2.1%
Alabama Economic Settlement Authority, Revenue Bond 4.26%	09/15/32	705,000	841,890
City of New York, New York, Build America Bonds 6.65%	12/01/31	1,000,000	1,010,100
Commonwealth of Massachusetts 3.00%	03/01/48	285,000	305,015
Greater Orlando Aviation Authority, Revenue Bond 5.00%	10/01/44	115,000	138,155
Metropolitan Transportation Authority, Revenue Bond 5.18%	11/15/49	290,000	302,598
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bond 4.00%	08/01/38	370,000	416,298
New York State Dormitory Authority, Revenue Bond 5.29%	03/15/33	1,000,000	1,279,190
Regents of the University of California Medical Center Pooled, Revenue Bond 3.26%	05/15/60	695,000	765,820
San Francisco City and County Airport Comm-San Francisco International Airport, Revenue Bond 5.00%	05/01/49	485,000	574,473
State of California, General Obligation 7.95%	03/01/36	105	98

Total Municipal Bonds (Cost: $5,373,685)			5,633,637

FOREIGN GOVERNMENT BONDS—1.4%
Abu Dhabi Government International Bond 2.50%(8)	09/30/29	200,000	214,114
Colombia Government International Bond
3.00%	01/30/30	250,000	256,094
4.50%	01/28/26	200,000	221,520
Dominican Republic International Bond 6.00%(8)	07/19/28	250,000	269,766
Egypt Government International Bond 5.58%(1)	02/21/23	200,000	205,992
Mexico Government International Bond 3.25%	04/16/30	600,000	616,086
Panama Government International Bond 3.16%	01/23/30	250,000	272,346
Qatar Government International Bond 4.50%(8)	04/23/28	350,000	419,282
Saudi Government International Bond
3.63%(8)	03/04/28	300,000	333,039
3.75%(1)	01/21/55	200,000	216,940
South Africa Government Bond 4.88%	04/14/26	350,000	354,824
Uruguay Government International Bond 4.38%	01/23/31	200,000	238,437

Total Foreign Government Bonds (Cost: $3,460,973)			3,618,440

Total Fixed Income Securities (Cost: $245,222,623)			251,853,167

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited) (Cont’d)

Security	Shares	Value
COMMON STOCK—4.1%
BANKS—1.7%
Bank of America Corp.	62,400	$1,503,216
Comerica, Inc.	18,823	719,980
JPMorgan Chase & Co.	14,400	1,386,288
Wells Fargo & Co.	38,967	916,114

		4,525,598

OIL & GAS—1.2%
BP PLC (SP ADR) (United Kingdom)	25,680	448,373
Chevron Corp.	6,954	500,688
ConocoPhillips	18,012	591,514
Exxon Mobil Corp.	19,680	675,614
Royal Dutch Shell PLC (SP ADR) (United Kingdom)	18,856	474,606
TOTAL SA (SP ADR) (France)	16,370	561,491

		3,252,286

Pipelines—0.2%
Energy Transfer LP	103,400	560,428

REIT—1.0%
AGNC Investment Corp.	112,141	1,559,881
Annaly Capital Management, Inc.	165,767	1,180,261
		2,740,142

Total Common Stock (Cost: $10,238,780)		11,078,454

MONEY MARKET INVESTMENTS—2.1%
State Street Institutional U.S. Government Money Market Fund—Premier Class, 0.03%(10)	5,637,396	5,637,396

Total Money Market Investments (Cost: $5,637,396)		5,637,396

Issues	Maturity Date	Principal Amount
SHORT TERM INVESTMENTS—2.2%
U.S. TREASURY SECURITIES—2.2%
U.S. Cash Management Bill 0.37%(11)	01/19/21	$6,000,000	5,998,258

Total U.S. Treasury Securities (Cost: $5,998,166)			5,998,258

Total Short Term Investments (Cost: $5,998,166)			5,998,258

Total Investments (101.7%) (Cost: $267,096,965)			274,567,275
Liabilities In Excess Of Other Assets (-1.7%)			(4,471,538)

Net Assets (100.0%)			$270,095,737

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2020 (Unaudited) (Cont’d)

FUTURES CONTRACTS

Number of Contracts	Type	Expiration Date	Notional Contract Value	Market Value	Net Unrealized Appreciation (Depreciation)
Short Futures
163	10-Year U.S. Ultra Treasury Note Futures	12/21/20	$(26,040,554)	$(26,067,266)	$(26,712)
56	5-Year U.S. Treasury Note Futures	12/31/20	(7,042,324)	(7,057,750)	(15,426)
77	U.S. Ultra Long Bond Futures	12/21/20	(17,291,393)	(17,079,562)	211,831

			$(50,374,271)	$(50,204,578)	$169,693

Notes to the Schedule of Investments:
ABS	Asset-Backed Securities.
ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
TAC	Target Amortization Class.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At September 30, 2020, the value of these securities amounted to $83,146,046 or 30.8% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(4)	Security is not accruing interest.
(5)	Floating or variable rate security. The interest shown reflects the rate in effect at September 30, 2020.
(6)	Restricted security (Note 2).
(7)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(8)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At September 30, 2020, the value of these securities amounted to $1,837,349 or 0.7% of net assets.
(9)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(10)	Rate disclosed is the 7-day net yield as of September 30, 2020.
(11)	Rate shown represents yield-to-maturity.

TCW Strategic Income Fund, Inc.

Investments by Sector (Unaudited)	September 30, 2020

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities—Non-Agency	33.4%
Corporate Bonds	30.1
Asset-Backed Securities	9.9
Commercial Mortgage-Backed Securities—Non-Agency	9.6
Commercial Mortgage-Backed Securities—Agency	5.6
Common Stock	4.1
U.S. Treasury Securities	2.2
Money Market Investments	2.1
Municipal Bonds	2.1
Foreign Government Bonds	1.4
Residential Mortgage-Backed Securities—Agency	1.2
Other*	(1.7)

Total	100.0%

*	Includes cash, futures, pending trades, interest receivable and accrued expenses payable.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	September 30, 2020

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$26,709,978	$110,577	$26,820,555
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities—Agency	—	15,161,111	—	15,161,111
Commercial Mortgage-Backed Securities—Non-Agency	—	26,035,914	—	26,035,914
Residential Mortgage-Backed Securities—Agency	—	3,262,829	—	3,262,829
Residential Mortgage-Backed Securities—Non-Agency	—	82,618,619	7,521,811	90,140,430

Total Mortgage-Backed Securities	—	127,078,473	7,521,811	134,600,284

Corporate Bonds*	—	81,180,251	—	81,180,251
Municipal Bonds	—	5,633,637	—	5,633,637
Foreign Government Bonds	—	3,618,440	—	3,618,440

Total Fixed Income Securities	—	244,220,779	7,632,388	251,853,167

Common Stock*	11,078,454	—	—	11,078,454
Money Market Investments	5,637,396	—	—	5,637,396
Short-Term Investments	5,998,258	—	—	5,998,258
Total Investments	$22,714,108	$244,220,779	$7,632,388	$274,567,275

Asset Derivatives
Futures Contracts
Interest Rate Risk	211,831	—	—	211,831

Total	$22,925,939	$244,220,779	$7,632,388	$274,779,106

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(42,138)	$—	$—	$(42,138)

Total	$(42,138)	$—	$—	$(42,138)

*	See Schedule of Investments for corresponding industries.

Note 1 — Security Valuation

Securities traded on national exchanges are valued at the last reported sales prices. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using the official closing prices as reported by NASDAQ, which may not be the last sale price. Other securities, including short-term investments, swap agreements and forward currency contracts, which are traded over-the-counter (“OTC”), are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. Futures contracts are valued at the official settlement prices of the exchanges on which they are traded.

Securities for which market quotations are not readily available, including as a result of circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Valuation Committee of the Board of Directors of the Fund (the “Board”) and under the general oversight of the Board.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurement broadly based on inputs that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments.

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized in Level 1.

Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds. Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized in Level 2; otherwise, the fair values are categorized in Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations and are reflected in Level 1 of the fair value hierarchy.

The summary of the inputs used as of September 30, 2020 is listed after the Investments by Sector table.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Residential Mortgage-Backed Securities — Non- Agency	Total
Balance as of December 31, 2019	$249,257	$7,049,925	$7,299,182
Accrued Discounts (Premiums)	—	(576,381)	(576,381)
Realized Gain (Loss)	(210,617)	—	(210,617)
Change in Unrealized Appreciation (Depreciation)	142,388	1,048,267	1,190,655
Purchases	—	—	—
Sales	(70,451)	—	(70,451)
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of September 30, 2020	$110,577	$7,521,811	$7,632,388

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2020	$(210,617)	$1,048,267	$837,650

Significant unobservable valuation inputs for Level 3 investments as of September 30, 2020, are as follows:

Description	Fair Value at September 30, 2020	Valuation Techniques*	Unobservable Input	Price or Price Range	Weighted Average Price
Asset-Backed Securities	$110,577	Third-party Broker	Broker Quotes	$10- $ 36.94	$12.78
Residential Mortgage-Backed Securities—Non-Agency (Interest Only Collateral Strip Rate Securities)	$875,945	Third-party Vendor	Vendor Prices	$0.395- $ 2.30	$1.09
Residential Mortgage-Backed Securities—Non-Agency (Interest Only Securities)	$6,645,866	Third-party Vendor	Vendor Prices	$2.55- $34.19	$11.38

Derivative Instruments: Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the quarter ended September 30, 2020, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

Asset Derivatives

	Interest Rate Risk		Total
Futures Contracts	$211,831		$211,831

Total Value	$211,831		$211,831

Liability Derivatives
Futures Contracts	$(42,138	)$	(42,138)

Total Value	$(42,138	)$	(42,138)

Outstanding Contracts(1)
Futures Contracts	328		328

(1)	Amount disclosed represents average number of contracts which are representative of the volume traded for the period ended September 30, 2020.

Mortgage-Backed and Other Asset-Backed Securities: The Fund may invest in mortgage pass-through securities, which represent interests in pools of mortgages. Payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Mortgage-backed and other asset-backed securities held by the Fund at September 30, 2020 are listed in the Fund’s Schedule of Investments.

Repurchase Agreements: The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement transaction, the Fund will purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding at September 30, 2020.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions: The Fund may enter into when-issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage. To guard against this deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them. The Fund had no when-issued, delayed-delivery, or forward commitment transactions during the period ended September 30, 2020.

Security Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended September 30, 2020.

Derivatives:

Forward Foreign Currency Contracts: The Fund enters into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. There were no outstanding foreign currency forward contracts as of September 30, 2020.

Futures Contracts: The Fund seeks to manage a variety of different risks or obtain exposure through the use of futures contracts. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended September 30, 2020, the Fund used S&P 500 Index futures to gain exposure to the equity market. The Fund also utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at September 30, 2020 are listed in the Fund’s Schedule of Investments.

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended September 30, 2020, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). There were no Swap agreements outstanding at September 30, 2020.

Note 2 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid by the Advisor. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at September 30, 2020 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Citigroup Commercial Mortgage Trust, (12-GC8-XA), 1.92%, due 09/10/45	2/13/2015-2/26/2015	$306,152	$80,862	0.03%
GS Mortgage Securities Trust GSMS (12-GC6-XB), 0.26% due 01/10/2045	2/1/2018	141,353	45,959	0.02%
JPMorgan Chase Commercial Mortgage Securities Trust, (12-HSBC-XA), 1.58%, due 07/05/2032	10/11/2017	261,218	93,585	0.03%
Morgan Stanley Capital I Trust (12-C4-XA), 2.24% due 03/15/45	5/16/2018	336,369	104,847	0.04%
UBS Commercial Mortgage Trust (12-C1-XA), 2.25%, due 05/10/45	6/27/2017	380,313	108,482	0.10%
WFRBS Commercial Mortgage Trust (12-C8-XA), 1.96% due 08/15/2045	12/22/2017	285,000	98,628	0.05%

		$1,710,405	$532,363	0.27%